Registration No. 333-_____
                                                Filed July 11, 1997

         SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C.  20549

                  -----------------

                      FORM S-8

               REGISTRATION STATEMENT
                        UNDER
             THE SECURITIES ACT OF 1933

                  -----------------


               Independent Bank Corp.
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(Exact Name of Registrant as Specified in its Articles of Incorporation)

MASSACHUSETTS                                                  04-287-0273
------------------------              ------------------------------------
(State of Incorporation)              (I.R.S. Employer Identification No.)

                  288 Union Street
           Rockland, Massachusetts  02370
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(Address of Principal Executive Offices)

               Rockland Trust Company
      Employee Savings and Profit Sharing Plan
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(Full Title of the Plan)


                                        Copies to:.
Douglas H. Philipsen, President         Hugh T. Wilkinson, Esq.
Independent Bank Corp.                  Elias, Matz, Tiernan & Herrick L.L.P.
288 Union Street                        734 15th Street, N.W.
Rockland, Massachusetts 02370           Washington, D.C.  20005
-------------------------------         (202) 347-0300
(Name and Address of Agent For Service)

(617) 878-6100
--------------------------------
(Telephone Number, Including
Area Code, of Agent for Service)

                  Page 1 of 8 pages
       Index to Exhibits is located on page 3.

           CALCULATION OF REGISTRATION FEE
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
 Title of
 Securities    Amount      Proposed Maximum   Proposed Maximum    Amount of
 to be         to be       Offering Price     Aggregate           Registration
 Registered    Registered  Per Share(2)       Offering Price(2)   Fee
------------------------------------------------------------------------------
Common Stock,
 par value
 $.01          100,000     $13.16(2)          $1,316,000          $398.79
               shares(1)
------------------------------------------------------------------------------


        (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of participation interests to be offered or sold pursuant to the Employee Savings and Profit Sharing Plan ("Plan") of Rockland Trust Company, the wholly owned subsidiary of Independent Bank Corp. ("Company" or "Registrant").

        (2) Estimated solely for the purpose of calculating the registration fee, which has been calculated pursuant to Rule 457(h). The Proposed Maximum Offering Price Per Share is the average of the high and low prices of the common stock, par value $.01 per share (the "Common Stock") of the Registrant on July 9, 1997.

             __________________________

            This Registration Statement shall become effective automatically upon the date of filing in accordance with
        Section 8(a) of the Securities Act of 1933, as amended, and 17 C.F.R. <section> 230.462.

             __________________________

            This Registration Statement registers shares to be purchased pursuant to the Plan in addition to shares which were previously registered by the Company's Registration Statement on Form S-8 (Commission File No. 33-75530) filed with the Securities and Exchange Commission ("Commission") on February 18, 1994. The contents of the prior Form S-8 are incorporated by reference.


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






                       PART II

 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  Exhibits

    The following exhibits are filed with this Registration Statement on Form S-8 (numbering corresponds to Exhibit Table in Item 601 of Regulation S-K):

    NO.   EXHIBIT                               PAGE

    4     Specimen Common Stock Certificate.    *

    23    Consent of Arthur Andersen LLP        E-1

    24    Power of attorney for any subsequent
          amendments (located   in  the
          signature   pages   of   this
          Registration Statement).              --

________________

*   Incorporated   by   reference    from   the   Company's Registration
Statement on Form S-4 (Commission File No. 33-00229) as filed with the
Commission.

                     SIGNATURES

    Pursuant to the requirements of the  Securities  Act of
1933,  the  registrant  certifies  that  it  has reasonable
grounds  to  believe  that it meets all of the requirements
for  filing  on  Form  S-8   and   has   duly  caused  this
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockland, Commonwealth of Massachusetts, on this 10th day of July, 1997.

                            INDEPENDENT BANK CORP.


                            By:/S/ JOHN F. SPENCE, JR.
                               John F. Spence, Jr.
                               Chairman of the Board and Chief
                                 Executive Officer


    Pursuant to the requirements of the  Securities  Act of
1933,  this  Registration  Statement has been signed by the
following  persons  in  the capacities  and  on  the  dates
indicated.   Each  person  whose  signature  appears  below
hereby makes, constitutes and appoints John F. Spence, Jr., Douglas H. Philipsen and Richard J. Seaman and each of them acting individually, his true and lawful attorneys, with full power to sign for such person and in such person's name and capacity indicated below, and with full power of substitution any and all amendments to this Registration
Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorneys to any and all amendments.

/S/ JOHN F. SPENCE, JR.                       July 10, 1997
John F. Spence, Jr.
Chairman of the Board
  and Chief Executive Officer
(Principal Executive Officer)


/S/ DOUGLAS H. PHILIPSEN                      July 10, 1997
Douglas H. Philipsen
Director and President


/S/ RICHARD J. SEAMAN                         July 10, 1997
Richard J. Seaman
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)


/S/ RICHARD S. ANDERSON                       July 10, 1997
Richard S. Anderson
Director

/S/ DONALD S. ATKINS                          July 10, 1997
Donald S. Atkins
Director


/S/ W. PAUL CLARK                             July 10, 1997
W. Paul Clark
Director


/S/ ROBERT L. CUSHING                         July 10, 1997
Robert L. Cushing
Director


/S/ BENJAMIN A. GILMORE, II                   July 10, 1997
Benjamin A. Gilmore, II
Director


/S/ LAWRENCE M. LEVINSON                      July 10, 1997
Lawrence M. Levinson
Director


/S/ RICHARD H. SGARZI                         July 10, 1997
Richard H. Sgarzi
Director


/S/ ROBERT J. SPENCE                          July 10, 1997
Robert J. Spence
Director


/S/ WILLIAM J. SPENCE                         July 10, 1997
William J. Spence
Director


/S/ BRIAN S. TEDESCHI                         July 10, 1997
Brian S. Tedeschi
Director


/S/ THOMAS J. TEUTEN                          July 10, 1997
Thomas J. Teuten
Director

    Pursuant to the requirements of the Securities Act of 1933, the administrators have duly caused this Registration
Statement to be signed by the undersigned, thereunto duly authorized, in the City of Rockland, Commonwealth of Massachusetts, on July 10, 1997.

                            ROCKLAND TRUST COMPANY
                            EMPLOYEE SAVINGS AND PROFIT
                            SHARING PLAN


July 10, 1997           By:/S/ S. LEE MILLER
                           S. Lee Miller
                           Administrator


July 10, 1997           By:/S/ RICHARD J. SEAMAN
                           Richard J. Seaman
                           Administrator


July 10, 1997           By:/S/ RAYMOND FUERSCHBACH
                           Raymond Fuerschbach
                           Administrator







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